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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

     Date of Report (Date earliest event reported) April 30, 1997

                   DIAMOND ENTERTAINMENT CORPORATION
        (exact name of registrant as specified in its charter)

                              NEW JERSEY
            (State or other jurisdiction of incorporation)

              0-17953                                    22-2748019
       (Commission File Number)             (IRS Employer Identification Number)

  16818 Marquardt Avenue, Cerritos, CA                      90703
(Address of principal executive offices)                 (Zip Code)

   Registrant's Telephone Number, Including Area Code:(310) 921-3999

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     (Former name or former address, if changed since last report)
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Item 5.           Other Events.

         On April 30, 1997,Diamond Entertainment Corporation (the "Registrant") through its wholly owned subsidiary BDC Acquisition Corp., a New Jersey corporation (the "Subsidiary"), closed on the merger with Beyond Design Corporation, a California corporation ("BDC"),pursuant to an Agreement and Plan of Merger which originally had been executed on February 27, 1997. According to the terms of the Agreement and Plan of Merger, the Subsidiary acquired all of the issued and outstanding capital stock of BDC for the issuance of an aggregate of 2,200,000 shares of Common Stock of the Registrant and the assumption of certain outstanding obligations of BDC.

Item 7.           Financial Statements and Exhibits

c) Exhibits

Exhibit
No.               Document

(a) Agreement and Plan of Merger dated May 13, 1997 by and among Diamond Entertainment Corporation, BDC Acquisition,

                  Inc., and Beyond Design Corporation.

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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                            DIAMOND ENTERTAINMENT CORPORATION

                                            By:      /s/ James Lu

                                                     James Lu
                                                     President

Dated:   May 13, 1997